UACSC
                                                                            97-C
                          UNION ACCEPTANCE CORPORATION
                                   (Servicer)
                              MONTH ENDING 09/30/97

PRINCIPAL BALANCE RECONCILIATION                                               D O L L A R S                              NUMBERS
                                                     CLASS A-1         CLASS A-2       CLASS A-3      TOTAL CLASS A's
Original Principal Balance                          27,495,000.00     87,325,000.00   103,570,162.24   218,390,162.24      15,568
Beginning Period Principal Balance                  27,495,000.00     87,325,000.00   103,570,162.24   218,390,162.24      15,568
Principal Collections - Scheduled Payments           2,306,054.82              0.00             0.00     2,306,054.82
Principal Collections - Payoffs                      5,855,666.52              0.00             0.00     5,855,666.52         426
Principal Withdrawal from Payahead                           0.00              0.00             0.00             0.00
Gross Principal Charge Offs                                  0.00              0.00             0.00             0.00
Repurchases                                                  0.00              0.00             0.00             0.00
                                                    -------------     -------------   --------------   --------------      ------
Ending Balance                                      19,333,278.66     87,325,000.00   103,570,162.24   210,228,440.90      15,142
                                                    =============     =============   ==============   ==============      ======


Certificate Factor                                      0.7031562         1.0000000        1.0000000        0.9626278
Pass Through Rate                                         6.2104%            6.290%           6.490%          6.3748%


CASH FLOW RECONCILIATION
Principal Wired                                                                                          8,191,569.91
Interest Wired                                                                                           1,627,105.89
Withdrawal from Payahead Account                                                                                 0.00
Repurchases (Principal and Interest)                                                                             0.00
Charge Off Recoveries                                                                                            0.00
Interest Advances                                                                                           10,881.47
Certificate Account Interest Earned                                                                         16,230.38
Spread Account Withdrawal                                                                                        0.00
Class A Surety Bond Draw for Class I Interest                                                                    0.00
Class A Surety Bond Draw
     for Class A Principal or Interest                                                                           0.00
                                                                                                         ------------

Total Cash Flow                                                                                          9,845,787.65
                                                                                                         ============



TRUSTEE DISTRIBUTION  (10/08/97)
Total Cash Flow                                                                                          9,845,787.65
Unrecovered Advances on Defaulted Receivables                                                                    0.00
Servicing Fee (Due and Unpaid)                                                                                   0.00
Interest to Class A-1 Certificateholders                                                                    94,863.86
Interest to Class A-2 Certificateholders                                                                   305,152.36
Interest to Class A-3 Certificateholders                                                                   373,427.97
Interest to Class I Certificateholders                                                                     151,793.70
Principal to Class A-1 Certificateholders                                                                8,161,721.34
Principal to Class A-2 Certificateholders                                                                        0.00
Principal to Class A-3 Certificateholders                                                                        0.00
Surety Bond Premium                                                                                         26,924.11
Interest Advance Recoveries from Payments                                                                        0.00
Unreimbursed draws on Class A's
Surety Bond for Class I Interest                                                                                 0.00
Unreimbursed draws on Class A's Surety Bond
   for Class A Principal or  Interest                                                                            0.00
Deposit to Payahead                                                                                         35,284.16
Certificate Account Interest to Servicer                                                                    16,230.38
Payahead Account Interest to Servicer                                                                            0.00
Excess                                                                                                     680,389.77

Net Cash                                                                                                         0.00
                                                                                                         ============

Servicing Fee Retained from Interest Collections                                                           121,327.87
                                                                                                         ------------

SPREAD ACCOUNT  RECONCILIATION

Original Balance                                                                                                 0.00
Beginning Balance                                                                                                0.00
Trustee Distribution of Excess                                                                             680,389.77
Interest Earned                                                                                                  0.00
Spread Account Draws                                                                                             0.00
Reimbursement for Prior Spread Account Draws                                                                     0.00
Distribution of Funds to Servicer                                                                                0.00
                                                                                                         ------------
Ending Balance                                                                                             680,389.77
                                                                                                         ============
Required Balance                                                                                         2,729,877.03

FIRST LOSS PROTECTION  AMOUNT
RECONCILIATION

Original Balance                                                                                        10,919,508.11
Beginning Balance                                                                                       10,919,508.11
Reduction Due to Spread Account                                                                          (680,389.77)
Reduction Due to Principal Reduction                                                                     (408,086.07)
                                                                                                         ------------
Ending Balance                                                                                           9,831,032.27
                                                                                                         ============

First Loss Protection Required Amount                                                                    9,831,032.28
First Loss Protection Fee %                                                                                      2.00%
First Loss Protection Fee                                                                                   23,073.40


SURETY BOND  RECONCILIATION
Original Balance                                                                                       218,390,162.24
Beginning Balance                                                                                      218,390,162.24
Draws                                                                                                            0.00
Reimbursement of Prior Draws                                                                                     0.00
                                                                                                       --------------
Ending Balance                                                                                         218,390,162.24
                                                                                                       ==============
Adjusted Ending Balance Based
   Upon Required Balance                                                                               210,594,616.89
                                                                                                       ==============
Required Balance                                                                                       210,594,616.89

PAYAHEAD RECONCILIATION

Beginning Balance                                                                                                0.00
Deposit                                                                                                     35,284.16
Payahead Interest                                                                                                0.00
Withdrawal                                                                                                       0.00
Ending Balance                                                                                              35,284.16
                                                                                                       ==============

                          Union Acceptance Corporation
                                   (Servicer)
                             MONTH ENDING 09/30/97


CURRENT DELINQUENCY

          #PAYMENTS DELINQUENT     NUMBER       BALANCE          PRINCIPAL      INTEREST
          --------------------     ------       -------          ---------      --------
1 Payment                          64           782,671.32        8,321.78       10,875.23
2 Payments                          0                 0.00            0.00            0.00
3 Payments                          0                 0.00            0.00            0.00
                                   --           ----------        --------       ---------

Total                              64           782,671.32        8,321.78       10,875.23
                                   ==           ==========        ========       =========

Percent Delinquent                  0.423%            0.372%



DELINQUENCY RATE (60+)

                                                               RECEIVABLE
                                           END OF PERIOD       DELINQUENCY
PERIOD                     BALANCE         POOL BALANCE        RATE
------                     -------         ------------        ----

Current                     0.00           210,228,440.90      0.00%
1st Previous                0.00           0.00                0.00%
2nd Previous                0.00           0.00                0.00%


NET LOSS RATE

                                                                                      DEFAULTED
                                                   LIQUIDATION    AVERAGE             NET LOSS
PERIOD                              BALANCE        PROCEEDS       POOL BALANCE        (ANNUALIZED)
------                              -------        --------       ------------        ------------
Current                             0.00           0.00           214,309,301.57      0.00%
1st Previous                        0.00           0.00           0.00                0.00%
2nd Previous                        0.00           0.00           0.00                0.00%


Gross Cumulative Charge Offs        0.00
Number of Repossessions             0
Number of Inventories Autos EOM     0


EXCESS YIELD TRIGGER

                                                                 EXCESS YIELD
                         EXCESS         END OF PERIOD            PERCENTAGE
PERIOD                   YIELD          POOL BALANCE             (ANNUALIZED)
------                   -----          ------------             ------------
Current                  715,673.93     210,228,440.90              4.09%
1st Previous                   0.00               0.00              0.00%
2nd Previous                   0.00               0.00              0.00%
3rd Previous
4th Previous
5th Previous



                                        CURRENT
                                        LEVEL          TRIGGER        STATUS
                                        -----          -------        ------

Six Month Average Excess Yield          N/A            1.50%          N/A

Trigger Hit in Current or any Previous Month                          No




Date:     10-06-97                           /s/ Nancy Meltabarger
     ------------------------------------    --------------------------------
                                             Nancy Meltabarger
                                             Assistant Vice President